EXHIBIT 23.1

                                                                    Exhibit 23.1






                          Independent Auditors' Consent



The Board of Directors
Donegal Group Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.




                                                      /s/ KPMG Peat Marwick LLP
                                                      -------------------------
                                                      KPMG Peat Marwick LLP

Harrisburg, Pennsylvania
September 25, 1997